UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2010

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0481737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug,		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2010, Allied World Assurance Company Holdings, AG (the “Company”), Allied World Assurance Company Holdings, Ltd, a Bermuda company and wholly-owned subsidiary of the Company (“Allied World Bermuda”), and The Bank of New York Mellon, as trustee (the “Trustee”), entered into two Second Supplemental Indentures (each, the “Second Supplemental Indenture”). One Second Supplemental Indenture was with regard to Allied World Bermuda’s outstanding $500 million aggregate principal amount of 7.50% Senior Notes due 2016 (the “7.50% Senior Notes”), for which Allied World Bermuda and the Trustee had previously entered into an Indenture and First Supplemental Indenture, both dated as of July 26, 2006, which were filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2006. The other Second Supplemental Indenture was with regard to Allied World Bermuda’s outstanding $300 million aggregate principal amount of 5.50% Senior Notes due 2020 (the “5.50% Senior Notes”), for which Allied World Bermuda and the Trustee had previously entered into an Indenture and First Supplemental Indenture, both dated as of November 15, 2010, which were filed with the SEC on such date.

Pursuant to each Second Supplemental Indenture, the Company has unconditionally and irrevocably guaranteed the payment of principal and interest on and the other obligations of Allied World Bermuda under the 7.50% Senior Notes and 5.50% Senior Notes, as applicable. The Indenture for the 7.50% Senior Notes and the 5.50% Senior Notes include covenants and events of default that are usual and customary for indentures relating to underwritten offerings of unsecured senior notes. Copies of the Second Supplemental Indentures are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The direct financial obligation information included pursuant to Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
10.1
Second Supplemental Indenture, dated as of December 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World
Assurance Company Holdings, Ltd and The Bank of New York Mellon, as
trustee, with regard to Allied World Assurance Company Holdings,
Ltd’s outstanding 7.50% Senior Notes due 2016.

10.2
Second Supplemental Indenture, dated as of December 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World
Assurance Company Holdings, Ltd and The Bank of New York Mellon, as
trustee, with regard to Allied World Assurance Company Holdings,
Ltd’s outstanding 5.50% Senior Notes due 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

January 5, 2011	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Second Supplemental Indenture, dated as of December 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd and The Bank of New York Mellon, as trustee, with regard to Allied World Assurance Company Holdings, Ltd’s outstanding 7.50% Senior Notes due 2016.
10.2	Second Supplemental Indenture, dated as of December 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd and The Bank of New York Mellon, as trustee, with regard to Allied World Assurance Company Holdings, Ltd’s outstanding 5.50% Senior Notes due 2020.